Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi 1-5 Year Investment Grade Corporate Bond ETF
Cboe BZX Exchange, Inc. — CIVG
Summary Prospectus
May 29, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated May 29, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi 1-5 Year Investment Grade Corporate Bond ETF
CIVG

Investment Objective
The Corgi 1-5 Year Investment Grade Corporate Bond ETF (the "Fund") seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities between one and five years.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.05%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$5	$16
Portfolio Turnover
When the Fund buys and sells securities and derivatives, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund seeks to track the investment results of the FTSE US Broad Investment-Grade Corporate Bond 1-5 Years Index (the "Underlying Index"), which measures the performance of investment-grade corporate bonds of U.S. and non-U.S. issuers that are U.S. dollar-denominated, publicly issued in the U.S. domestic market, and have a remaining maturity of greater than or equal to one year and less than five years. As of February 28, 2026, there were approximately 3,324 issues in the Underlying Index. The components of the Underlying Index are expected to change over time.
The Underlying Index consists of investment-grade corporate bonds of U.S. and non-U.S. issuers that have a remaining maturity of greater than or equal to one year and less than five years, are publicly issued in the U.S. domestic market, and have $250 million or more of outstanding face value. The Index Provider deems securities "investment grade" based on the average of the ratings assigned by S&P Global Ratings ("S&P") (BBB- or better) and Moody's Investors Service, Inc. ("Moody's") (Baa3 or better). If rated by only one agency, that rating is used. In addition, securities in the Underlying Index must be U.S. dollar-denominated and fixed-rate. The Underlying Index excludes floating-rate securities, equity-linked securities, securities in legal default (i.e., securities of issuers that have filed for bankruptcy or failed to make scheduled payments of principal or interest), hybrid securitized corporate bonds, Eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities. The issuers in the Underlying Index are principally located in the United States.
The Underlying Index is market value-weighted, and its constituents are updated on the last calendar day of each month. Under normal circumstances, the Fund will seek to maintain a weighted average maturity of less than or equal to three years. Weighted average maturity is the U.S. dollar-weighted average of the remaining term to maturity of the securities in the Fund's portfolio.
Corgi Strategies, LLC uses an indexing approach to seek to achieve the Fund's investment objective. The Fund does not seek to "beat" the index it tracks and does not expect to take temporary defensive positions when markets decline or appear overvalued.
Indexing may limit the Fund's ability to substantially outperform the Underlying Index, but may reduce certain risks of active management (such as poor security selection). Indexing also seeks to help keep costs and portfolio turnover lower than those of actively managed investment companies, which may improve after-tax performance.
Corgi Strategies, LLC uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" involves investing in a sample of securities that, in the aggregate, is expected to have an investment profile similar to that of the Underlying Index. The selected securities are expected to have, in the aggregate, investment characteristics (such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., price sensitivity to changes in interest rates), maturity or credit ratings and yield), and liquidity measures similar to those of the Underlying Index. Depending on the Fund's net asset size relative to the number of Index constituents, the liquidity or prices of Index securities, and transaction costs, the Fund may hold substantially all Index constituents in approximately the same proportions as the Index or may hold a representative sample of Index securities.
Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates.
The Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, and will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that Corgi Strategies, LLC believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that Corgi Strategies, LLC believes will help the Fund track the Underlying Index, as well as in fixed income securities other than the types included in the Underlying Index that Corgi Strategies, LLC believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. The Fund may also invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser), for cash management purposes.
The Fund does not currently intend to engage in securities lending as a principal investment strategy. If approved by the Board in the future, securities lending would be conducted as described in the Statement of Additional Information.
The Underlying Index is sponsored by FTSE Fixed Income LLC (the "Index Provider"), which is independent of the Fund and Corgi Strategies, LLC. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of the date of this Prospectus, a significant portion of the Underlying Index is comprised of securities of issuers in the financials industry or group of industries, and the Fund therefore expects to concentrate in the financials industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a limited number of issuers.
The Fund may also invest in cash and cash equivalents, money market instruments, and shares of other investment companies, including ETFs advised by the Adviser or its affiliates, to facilitate cash management, reduce transaction costs, mitigate risk, or when such instruments are favorably priced. The Fund's shareholders would indirectly bear the fees and expenses of any acquired fund in addition to the Fund's own fees and expenses.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Market Risk.
The Fund's investments are subject to changes in overall economic conditions, broad market movements, and the risks inherent in investing in securities markets. Markets may be volatile, and investment prices may fluctuate significantly due to various factors, including, but not limited to, economic expansion or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and overall market liquidity. The Fund also faces the risk that geopolitical developments may disrupt securities markets and negatively affect global economies and markets. Local, regional, or global events (such as war, terrorism, the spread of infectious disease or other public health concerns, or similar events) could materially affect the Fund and its investments.
Interest Rate Risk.
The value of the Fund's fixed income investments generally will fall when interest rates rise. Changes in interest rates may also affect the liquidity and volatility of fixed income markets. Interest rate risk is generally greater for longer-duration securities; the Fund's exposure to this risk will vary with the duration of its portfolio.
Credit Risk.
The Fund is exposed to the risk that an issuer, guarantor, or other obligated party will be unable or unwilling to make scheduled principal or interest payments. Credit risk may be heightened during periods of economic stress or deteriorating market conditions, and changes in the actual or perceived creditworthiness of an issuer may reduce the value and liquidity of its securities.
Investment Grade Securities Risk.
Although investment-grade bonds are generally considered to present lower credit risk than below-investment-grade bonds, they are still subject to credit risk. Bonds rated at the lower end of investment grade may be more sensitive to changes in economic conditions and are more likely to be downgraded to below investment grade ("fallen angels"), which could increase volatility and reduce liquidity.
Debt Securities Risk.
The value of debt securities may rise or fall due to market fluctuations, increases in interest rates, the actual or perceived inability or unwillingness of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments, or reduced liquidity in debt markets. Debt securities also involve the risk of lower returns due to reinvestment during periods of declining interest rates or early repayments by issuers of higher coupon or interest rate securities, and/or the risk of reduced income when interest rates fall. When interest rates rise, certain underlying obligations may be repaid substantially more slowly than expected and the value of those securities may decline sharply. Rising interest rates may cause the value of the Fund's fixed income securities to decrease, may adversely affect their liquidity, and may increase fixed income market volatility. If principal is prepaid sooner than anticipated, the Fund may need to reinvest that principal in obligations with lower interest rates. During periods of falling interest rates, the Fund's income may decrease. Interest rate changes generally have a greater impact on longer-duration debt securities. Returns from debt securities investments may lag returns from other investment alternatives, including equity securities.
Income Risk.
The Fund's income may decrease due to declining interest rates or other factors. During periods of falling interest rates, issuers of securities held by the Fund may call or redeem those securities, and the Fund would generally need to reinvest the proceeds in securities that pay lower interest rates. If an obligation held by the Fund is prepaid, the Fund may be required to reinvest the prepaid principal in other obligations that generate income at lower rates.
Call Risk.
During periods of falling interest rates, an issuer of a callable bond held by the Fund may "call" or repay the security before its stated maturity. In that event, the Fund may have to reinvest the proceeds in securities with lower yields (which may reduce the Fund's income) or in securities with greater risks or other less favorable features.
Liquidity Risk.
Certain fixed-income investments may become less liquid, particularly during periods of market stress, reduced dealer balance sheet capacity, or heightened volatility. Reduced liquidity may make it more difficult or costly to buy or sell securities at desired times or prices, may increase bid-ask spreads, and may contribute to valuation differences and tracking error.
Corporate Bond Risk.
Corporate bonds are subject to risks of the issuing corporations, including adverse changes in an issuer's financial condition, business prospects, or leverage. Corporate bond values may be affected by corporate actions, litigation, and regulatory developments, and may underperform U.S. government or agency obligations during periods of heightened credit stress.
Foreign Issuer Risk.
The Fund may invest in securities of non-U.S. issuers. Investments in non-U.S. issuers may involve additional risks, including political, social, or economic instability; differing regulatory and accounting standards; and less public information about issuers, any of which may adversely affect the value and liquidity of such securities. Because the Fund's holdings are generally U.S. dollar-denominated, the Fund is expected to have limited direct currency risk, but foreign issuer-related risks may still be significant. Where the Fund's underlying securities trade on a market that is closed when U.S. markets are open, the last quoted price from the foreign market may not reflect current conditions, which could lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Inflation Risk.
Inflation reduces the purchasing power of income and principal. Higher inflation expectations can lead to higher interest rates, which generally would reduce the value of fixed-income securities and could adversely affect the Fund's returns.
Non-Diversification Risk.
The Fund is classified as "non-diversified," meaning it may hold fewer portfolio securities than many other funds. When the Fund invests in a relatively small number of issuers, a decline in the market value of any particular security held by the Fund may have a greater impact on the Fund's value than if it invested in a larger number of issuers. As a result, the value of Fund Shares may be more volatile than the shares of more diversified funds.
Concentration Risk.
The Fund may be susceptible to an increased risk of loss to the extent that the Fund's investments are concentrated in the securities or other assets of one or more issuers, markets, industry or group of industries, or asset classes. In such circumstances, adverse events affecting an issuer, market, industry or group of industries may have a greater impact on the Fund than if the Fund were more broadly exposed.
Index-Related Risk.
•

Index Calculation & Methodology Risk.
The Index may be calculated incorrectly or the methodology may be misapplied due to errors, delays, or omissions in data, corporate action processing, or the application of Index rules. Such issues may cause unintended inclusions or exclusions, inaccurate weights, or delayed implementation of Index changes and, until corrected, may cause the Fund to deviate from its intended exposures and from the Index's published values.
•

Unaffiliated Index Provider Risk.
The Index is owned and maintained by an unaffiliated third party (the "Index Provider"). The Adviser has no control over the Index methodology or the Index Provider's determinations, including how the methodology is interpreted or applied to corporate actions, data questions, or constituent eligibility. Decisions, changes, or failures by the Index Provider may adversely affect the Index and, in turn, the Fund.
•

Third-Party Data Risk.
The Index relies on third-party data (e.g., prices, amounts outstanding/issue size (and, where applicable, float-adjusted amounts outstanding), classifications, and corporate actions) and may be calculated by an unaffiliated index calculation agent based on rules owned and set by the Index Provider. Errors, delays, or misapplications by data vendors, the Index Provider, or the index calculation agent may cause incorrect constituents/weights or delayed changes, which could cause the Fund to deviate from the Index and its published values. If required data licenses are unavailable or revoked, or fees materially increase, Index calculation or dissemination may be interrupted or terminated on short notice.
Tracking Difference and Tracking Error Risk.
The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, or fair-value pricing that contribute to tracking difference.
Passive Strategy Risk.
The Fund seeks to track the Index and, under normal circumstances, does not take temporary defensive positions. Performance may deviate from broad market returns or active strategies; the Fund will not attempt to mitigate declines in the Index.
Authorized Participant and Market Maker Dependence Risk.
The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk.
Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the Index/portfolio experiences disruptions.
Brokerage Commissions and Bid-Ask Spread Risk.
Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Valuation Risk.
Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations. This may occur more frequently during periods of market stress or reduced liquidity. When market quotations are not readily available, a portfolio holding may be valued using one of several available methods. The value assigned to a holding at a given time may differ from the value that would result if a different methodology were used or if the holding were priced using market quotations. Portfolio holdings valued using methods other than market quotations, including "fair-valued" securities, may experience greater day-to-day fluctuations in value than if market quotations were available.
Operational and Cybersecurity Risk.
The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Derivatives Risk.
The Fund may use futures, options, and swap contracts to help track the Underlying Index. Derivatives may be more volatile than direct investments in the underlying securities, may be difficult to value or close out at favorable times or prices, may involve leverage, and may expose the Fund to counterparty risk.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk.
The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Limited Shareholder Rights Risk.
The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Investment in Other Investment Companies Risk.
The Fund may invest in shares of other investment companies, including ETFs advised by the Adviser or its affiliates. As a shareholder in another investment company, the Fund would bear its proportionate share of that company's fees and expenses, including advisory fees, in addition to the Fund's own fees and expenses. Investments in affiliated funds may create potential conflicts of interest for the Adviser.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not included. After the Fund has a full calendar year of results, this section will present a calendar-year bar chart and a table showing average annual total returns, which will help illustrate return variability over time and will compare the Fund's results with those of the Index and a broad-based securities market index. Past performance (before and after taxes) does not guarantee future results. Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Manager
The individual primarily responsible for the day-to-day management of the Fund is Anthony Aukett, a Portfolio Manager for the Adviser, who has served as a portfolio manager of the Fund since its inception.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.